UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2025

Marchex, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50658	35-2194038
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 5th Ave, Suite 1300, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 331-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock	MCHX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 16, 2025 (the “Grant Date”), following the re-election of directors at the 2025 annual meeting of stockholders of Marchex, Inc. (“Marchex”), the Compensation Committee of Marchex approved stock option grants under the Corporation’s 2021 Stock Incentive Plan (the “Plan”) effective on the Grant Date of 50,000 options to each of Marchex’s directors as compensation for their annual board service. Each such option shall have an exercise price being the closing price of the Corporation’s Class B common stock on the Grant Date. Such options shall vest over two years, with 50% of the total option shares vesting on the first and second annual anniversaries of the Grant Date, respectively, and with vesting in full upon a Change in Control (as defined in the Plan). In addition, Marchex agreed to pay each independent director $7,500 in cash per quarter for the independent directors’ annual board service.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On December 16, 2025, Marchex held its 2025 annual meeting of stockholders (the “Annual Meeting”). Holders of Class A common stock are entitled to twenty-five (25) votes per share and holders of Class B common stock are entitled to one (1) vote per share and vote together as a single class on all matters (including election of directors) submitted to a vote of stockholders, unless otherwise required by law. At the Annual Meeting, the stockholders elected each director nominee to the Board of Directors and voted on the other proposal by the following votes as certified by Computershare, Inc., Marchex’s transfer agent, as tabulator (“Computershare”):

Proposal 1. Election of Directors - All Directors Re-Elected

Nominee	For	Withheld	Broker Non-Votes
Michael Arends	145,581,429	1,312,541	5,409,606
Dennis Cline	142,067,887	4,826,083	5,409,606
Donald Cogsville	143,269,607	3,624,363	5,409,606
Russell Horowitz	143,215,803	3,678,167	5,409,606
M. Wayne Wisehart	143,268,462	3,625,508	5,409,606

Proposal 2. Ratification of Selection of Independent Registered Public Accounting Firm - Approved

For	Against	Abstain	Broker Non-Votes
152,299,333	1,536	2,707	0

Pursuant to the requirements of the Securities Exchange Act of 1934, Marchex has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

MARCHEX, INC.

Date: December 17, 2025	By:	/s/ FRANCIS J. FEENEY
	Name:	Francis J. Feeney
	Title:	Corporate Secretary